CAPITAL WORLD GROWTH AND INCOME FUND

1996 Annual Report
for the year ended November 30

[Photo:  various country flags with shadow of globe in the background]

[The American Funds Group(r)]


CAPITAL WORLD GROWTH AND INCOME FUND(SM) seeks long-term capital growth while providing current income. It invests on a global basis in a diversified portfolio of common stocks and other equity-type securities, bonds and money market instruments.

Results at a Glance
(with dividends reinvested)

                      12 Months           Lifetime Total Return
                      Through 11/30/96    3/26/93 - 11/30/96

Capital World Growth
and Income Fund            +23.7%               +81.6%

Morgan Stanley Capital
International  World Index +19.2                +70.0

Lipper Global Stock
Fund Average               +18.7                +59.7

The MSCI World Index measures all of the world's major stock markets, including the U.S.

ABOUT OUR COVER: The global portfolio of Capital World Growth and Income Fund is composed of growth-oriented and income-producing securities from a wide range of companies domiciled in many countries and representing a large number of industries. The shareholder profile that begins on page 4 illustrates the increasingly global nature of today's economy and the opportunities it presents.

FUND RESULTS IN THIS REPORT WERE COMPUTED WITHOUT A SALES CHARGE UNLESS OTHERWISE INDICATED. THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND, UNLESS OTHERWISE NOTED, ASSUME REINVESTMENT OF ALL DISTRIBUTIONS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

[photo:  globe]


FELLOW SHAREHOLDERS:

Fiscal 1996 was another rewarding year for investors in Capital World Growth and Income Fund. The value of your holdings increased 23.7% during the 12 months ended November 30 if, like most shareholders, you reinvested the quarterly dividends totaling 72 cents a share as well as the two capital gain distributions totaling 34 cents a share.

     By comparison, the unmanaged Morgan Stanley Capital International (MSCI) World Index - which measures major markets, including the U.S. - rose 19.2% with dividends reinvested. According to Lipper Analytical Services, a firm which tracks mutual fund results, global stock funds recorded an average gain of 18.7%, also on a reinvested basis.

     The fund's latest advance brought its total return since inception in March 1993 to 81.6% (or 17.6% a year) versus 70.0% for the MSCI World Index and 59.7% for the Lipper global stock fund average. In recent years, growth stocks which pay small or no dividends have often led markets sharply higher. Capital World Growth and Income Fund's results are particularly notable in light of its emphasis on income in addition to capital growth.

THE YEAR IN REVIEW

     The fund's strong absolute return in fiscal 1996 reflects primarily a worldwide advance in stock prices. Of the 22 major world markets, 17 rose to new highs during the year. The fund's strong return relative to the world index primarily reflects good individual stock selection.

     Capital World Growth and Income Fund's portfolio is broadly diversified, representing holdings in approximately three dozen industries and 31 countries. Of the 235 equity-type securities that were held over the course of the year, 189 rose in price, 44 declined and two were unchanged. At the close of the fiscal year, equity-type securities made up 89% of the portfolio, bonds & notes about 2%, and cash & equivalents about 9%.

     While Capital World Growth and Income Fund invests company by company - not country by country - the fund tended to have sizable holdings in markets that did well:

     IN THE UNITED STATES, the country with the largest concentration of fund assets, stocks rose 28.4% over the past 12 months with dividends reinvested, as measured by the MSCI USA Index. The U.S. economy continued to grow at a moderate pace. Inflation remained low. Corporate profits again were strong. Financial markets were also buoyed by record inflows into stocks and stock mutual funds as well as a favorable interest rate environment in the latter half of the year. Elsewhere in North America, the Canadian stock market rose 35.2%. (Investment results for individual countries and individual stocks are in U.S. dollars.)

     IN EUROPE, securities markets moved higher as reductions in short-term interest rates by central banks boosted stock valuations and led investors to anticipate an improvement in business conditions. In the United Kingdom, where the fund has its second-largest concentration of assets, stock prices rose 26.4% after factoring in a rise in the value of the British pound. On the continent, a stronger U.S. dollar partially offset strong local market returns. Measured in dollars, the Netherlands gained 31.0%, France was up 25.7%, Germany rose 17.3% and Sweden posted a 33.8% advance. Although the U.S. is the largest single country in the portfolio, our European stock holdings, taken together, represent a larger portion of the fund's investments, at 36.9% of net assets.

     IN ASIA AND THE PACIFIC RIM, our largest concentrations were in Australia (where stock prices rose 20.6% over the past 12 months), Hong Kong (+38.1%) and New Zealand (+20.5%). In other parts of the region, investment returns were generally restrained due to political and economic developments specific to individual countries. We again benefited from the fact that the fund had relatively few investments in Japan. Japan's slow economic recovery, combined with an uncertain political environment and - perhaps most significantly - a weakening in the value of the yen, translated into a 4.4% market decline measured in U.S. dollars.

     Capital World Growth and Income Fund also has selected investments in leading companies in countries such as Mexico, Argentina and the Philippines. Stocks in these countries - and in many other developing markets - continued to recover, although prices for the most part are still off sharply from their earlier highs.

INDUSTRY DIVERSIFICATION

     Your fund's industry concentrations, like its country concentrations, are a byproduct of judgments on the outlook for individual companies and their valuations. Banking, at 14.4% of fund assets, accounts for the largest percentage of fund holdings by industry. Many banks are benefiting from efforts to streamline operations and improve profitability, often through mergers and acquisitions. Four of the 10 largest individual holdings are banks: Australia and New Zealand Banking Group (+47.3% in price over the year), First Union (+39.8%), Royal Bank of Canada (+55.8% since it was first acquired in January of 1996) and Bank of New York (+52.3%). Our largest individual holding, the Netherlands-based ING Groep (+14.2%), is active in both banking and insurance.

     In telecommunications, our second-largest industry concentration, many of our investments did well while a number of others, particularly in the United States, had disappointing short-term returns. This is another area where our analysts are uncovering attractive long-term value. Many telecommunications providers in both developed and developing countries are taking steps to expand their markets, offer new products and services, and form strategic partnerships. Three of the fund's 10 largest holdings are telecommunications firms: Portugal Telecom and Koninklijke PTT Nederland (+27.7% and +0.6%, respectively, since their initial acquisitions in January and August of 1996) and Telecom Corp. of New Zealand (+25.9%).

     Many holdings in health and personal care, energy sources and specialty chemicals were also areas of strength. Significant holdings that did less well include Renault, the French automobile manufacturer (-16.9%), and English China Clays, a global supplier of industrial minerals and materials (-40.2%).

A NOTE ABOUT DIVIDENDS AND CAPITAL GAINS

     As many of you know, the fund's dividends vary from quarter to quarter. This is because companies outside North America usually pay dividends annually or semi-annually (as opposed to quarterly, which is customary in the United States). Dividends paid by the fund in September, December and March are generally smaller than the one paid in June.

     At the close of the fiscal year, the fund's distribution rate was 3.0%. This is a full percentage point above those of the MSCI World Index and the MSCI USA Index. According to Lipper Analytical Services, it is more than two percentage points above the global stock fund average.

     The fund's distribution rate relative to that of global funds reflects not only the fact that current income is an objective of the fund, but also our investment adviser's opinion that many stocks with relatively high dividends currently offer attractive values. Moreover, it is a direct result of the fund's relatively low expense ratio (0.85% versus 1.97% for the average global equity fund*). A lower expense ratio means more income can be passed on to you.

     The amount of income generated by the fund in fiscal 1996 also reflects an unusually large number of "special" dividends by companies that returned excess capital as a way to enhance shareholder value. As a result, based on the fund's mix of investments at fiscal year-end and on our current calculations, we expect the fund's total per-share dividends to be lower in fiscal 1997 than they were in fiscal 1996. It is worth noting that if you keep your capital intact and working for you by reinvesting capital gain distributions - as virtually all shareholders do - the total dollar amount of dividend income will always be higher than if you took those distributions in cash.

     On December 9, following the close of the fiscal year, Capital World Growth and Income Fund paid a capital gain distribution of 78 cents per share. If you reinvested that capital gain distribution, the number of shares working for you rose 3.5%. This distribution reflects the fund's ongoing efforts to find value in sharply rising markets. Stocks that had risen to the point where they appeared fully valued were sold in favor of opportunities we felt were more moderately priced.

     While capital appreciation in recent years has tended to obscure the importance of dividends, such payments are an integral part of your investment in Capital World Growth and Income Fund. Dividends are a particularly important component in flat or retreating markets, particularly for those shareholders who reinvest them, as 97% of you do. Sound, seasoned companies tend to increase their dividends regularly. We expect that many companies held by the fund will raise their dividends fairly steadily over time.

     All this is not to say that the fund's share price won't fluctuate sharply. Or that there won't be times when the fund's holdings fall out of favor with many investors. Still, we believe the fund's research-intensive approach and its global focus on income and capital growth will prove rewarding over time.

     We look forward to reporting to you again in six months.

Cordially,

[/s/ Thierry Vandeventer]    [/s/ Paul G. Haaga, Jr.]
Thierry Vandeventer          Paul G. Haaga, Jr.
Chairman of the Board        President

January 14, 1997


WHERE CAPITAL WORLD GROWTH AND INCOME FUND'S ASSETS WERE INVESTED
(percent invested by country as of 11/30/96)

EUROPE                             36.9%
United Kingdom                  12.1
Netherlands                      5.2
France                           4.5
Germany                          3.6
Sweden                           3.0
Italy                            2.2
Spain                            1.8
Portugal                         1.4
Finland                           .6
Denmark                           .5
Norway                            .5
Switzerland                       .5
Luxembourg                        .4
Belgium                           .3
Ireland                           .2
Austria                           .1

THE AMERICAS                       35.6%
United States                   28.0
Canada                           5.3
Mexico                            .8
Chile                             .6
Argentina                         .6
Brazil                            .3

ASIA/PACIFIC RIM                14.5%
Australia                        5.5
Hong Kong                        3.3
New Zealand                      2.9
Japan                            1.6
Philippines                       .8
Thailand                          .2
South Korea                       .1
India                             .1

OTHER                               2.0%
Supranational                    1.3
South Africa                      .7

TOTAL EQUITY-TYPE SECURITIES       89.0%
BONDS & NOTES                    1.9%
CASH & EQUIVALENTS               9.1%

                                  100.0%

*Source: CDA/Wiesenberger. Ratios are based on most recent statistics available for fiscal year-ends and do not include the effect of sales charges. The average fund ratio includes some funds that have higher distribution expenses in lieu of sales charges.


HOW A $10,000 INVESTMENT HAS GROWN

Here's how a $10,000 investment in the fund grew between March 26, 1993, when the fund began operations, and November 30, 1996, the end of its latest fiscal year. As you can see, that $10,000, with all distributions reinvested, would have grown to $17,118, an average increase of 15.7% a year.

AVERAGE ANNUAL COMPOUND RETURNS*

                 For periods ended
              11/30/96       12/31/96

Lifetime       +15.72%        +15.49%
(since 3/26/93)

One Year       +16.58%        +14.53%

*Assumes reinvestment of all distributions and payment of the 5.75% maximum sales charge at the beginning of the stated periods.

The fund's 30-day yield as of December 31, 1996, calculated in accordance with the Securities and Exchange Commission formula, was 2.47%. Sales charges are lower for accounts of $50,000 or more.

[chart]

Date                    Capital World           Morgan Stanley          U.S. Consumer Price     Standard & Poor's
                        Growth and Income       Capital                 Index (inflation)       500 Composite Index
                        Fund /1/ /2/            International World     /3/                     /1/
                                                Index /1/

3/26/93                 $9,425                  $10,000                 $10,000                 $10,000

5/31/93                 9,719                   10,836                  10,042                  10,054

8/31/93                 10,401                  11,474                  10,084                  10,428

11/30/93                10,782                  10,923                  10,153                  10,460

2/28/94                 11,615                  12,061                  10,216                  10,652

5/31/94                 11,315                  11,935                  10,272                  10,479

8/31/94                 12,038                  12,500                  10,376                  10,996

11/30/94                11,592                  11,981                  10,425                  10,565

2/28/95                 11,860                  12,096                  10,508                  11,433

5/31/95                 12,788                  13,241                  10,599                  12,593

8/31/95                 13,412                  13,597                  10,648                  13,354

11/30/95                13,841                  14,259                  10,696                  14,477

2/28/96                 14,700                  15,041                  10,787                  15,406

5/31/96                 15,326                  15,672                  10,905                  16,183

8/31/96                 15,414                  15,378                  10,954                  15,857

11/30/96                17,118                  17,002                  11,045                  18,521


/1/ With all distributions reinvested.

/2/ These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for investments of $50,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. Results shown do not take into account income or capital gain taxes.

/3/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
The indexes are unmanaged and do not reflect sales charges, commissions or expenses. Past results are not predictive of future results.
[end chart]


A PROFILE IN OWNERSHIP

MARC KASCHKE, A FUND SHAREHOLDER IN NORTH PLATTE, NEBRASKA, OWNS MORE THAN 200 COMPANIES AROUND THE WORLD. SO DO YOU.

[Photo:  Marc Kaschke]
[Photo:  wheat field]
[Photo:  globe]

THE WORLD IS BECOMING INCREASINGLY INTERRELATED AND INTERDEPENDENT. ONE WAY TO SEE THAT CLEARLY IS THROUGH THE EYES OF MARC KASCHKE - AND HOW HE COMES INTO CONTACT WITH THE COMPANIES IN WHICH HE HAS INVESTED THROUGH CAPITAL WORLD GROWTH AND INCOME FUND.

North Platte, Nebraska, population 22,605, lies in America's heartland. The farmers here and across the Great Plains feed the nation and millions of people around the world.

     Marc Kaschke, 24, was born and raised in North Platte. A budding entrepreneur, Marc owns a music store in Lincoln, the state capital, that sells and buys used compact discs, mostly to and from students at the University of Nebraska. He started the business two years ago while he was a senior there. Nowadays, he also helps out at Kaschke Co., the local John Deere franchise in North Platte, which his parents, Orville and Mary Kaschke, have owned and operated for the past 25 years. Marc is also a Capital World Growth and Income Fund shareholder.

     Marc got his start investing at the age of 13 when his parents told him he was "in charge" of part of the money they had set aside for his college education. They sent him to Cal Robinson, a securities broker in town. "I've spent hours and hours talking with Cal," says Marc. "He basically taught me about investing." Over the years, Marc has continued to invest whenever he's been able. On Cal's recommendation, he invested in Capital World Growth and Income Fund shortly after its launch in 1993 to add global diversification to his investments.

     Over the course of a typical day, Marc Kaschke comes into contact with dozens of the companies in which he is a part-owner through his investment in the fund. Like other Capital World Growth and Income Fund shareholders, he often contributes to the revenues of the companies in which he shares profits.

     Some of these companies are U.S.-based. Others are domiciled abroad. Some are regional firms, like utilities, that serve local communities. Others are multinational corporations that sell their products and services globally. Often, a key to their success is that they are positioned to take advantage of growth opportunities in many parts of the world.

[photos:  Marc Kaschke]
[Photo caption]

Whether across rail lines or phone lines, companies from around the world make their presence felt in North Platte every day.
[Photo caption]

DECEMBER 18, 1996

The first sound that Marc Kaschke hears this morning is the alarm of his clock radio, made by SONY* (Japan). He pours himself a glass of Mott's apple juice (CADBURY SCHWEPPES, U.K.), brews some Maxwell House coffee (PHILIP MORRIS, U.S.) and pops a Centrum vitamin (AMERICAN HOME PRODUCTS, U.S.). Then he times his VCR to record the Fox Network's "The Simpsons" (NEWS CORP., Australia).

*Portfolio holdings are indicated in bold type.

     After breakfast, he washes up with Lever-2000 (UNILEVER, U.K. and the Netherlands), shaves with a Schick disposable razor (WARNER-LAMBERT, U.S.) and brushes his teeth with Colgate toothpaste (COLGATE-PALMOLIVE, U.S.).

Marc closes his apartment door behind him, turns the key in his Yale lock (WILLIAMS HOLDINGS, U.K.) and climbs into his sport-utility vehicle, which has Michelin tires (MICHELIN, France), as well as automotive parts and components provided by such fund holdings as TEXTRON (U.S.) and MORGAN CRUCIBLE (U.K.). At a TOTAL station (TOTAL, France) in North Platte, Marc fills up his gas tank in preparation for the busy day ahead.

     His first stop is the Kaschkes' John Deere dealership. Many companies in Capital World Growth and Income Fund provide products and services not to consumers, but to other businesses. At Kaschke Co., the paper in the fax and photocopier is from UNION CAMP (U.S.). The engines in several models of Deere's lawn tractors and mowers are made by KAWASAKI HEAVY INDUSTRIES (Japan). Kawasaki, incidentally, has a plant just outside Lincoln that assembles jet skis. In today's global economy, it's not unusual for a company headquartered in one country to have operations in a second country using resources purchased in a third country to create products sold in dozens of other countries.

     CATERPILLAR (U.S.), like Deere, has a dealership in North Platte. It also has plants in many countries, and uses parts and materials supplied by literally hundreds of companies around the world, including such fund holdings as AB SKF (Sweden).

THREE GREAT INFRASTRUCTURES

     North Platte's web of business-to-consumer and business-to-business commerce is supported by three great worldwide infrastructures: transportation, telecommunications and banking.

     In addition to being a farm town, North Platte is a railroad town. The Union Pacific Railroad put the town on the map in 1867 and today, on its outskirts, operates one of the largest rail switching yards in the world. Hundreds of miles north, the tracks ultimately hook up with those of the CANADIAN NATIONAL RAILWAY SYSTEM, which was recently privatized by the Canadian government.

     Interstate 80, the transcontinental highway that stretches from New York to San Francisco, also crosses through North Platte. Each day, thousands of Mack trucks (RENAULT, France) pass over it.

     Telecommunications networks provide another vital link to and from the rest of the world. On this winter's day, Marc uses his Ericsson cellular phone (LM ERICSSON, Sweden) to keep in touch with a prospective Deere customer. At home and at the Deere dealership, the local phone service is provided by U S WEST COMMUNICATIONS (U.S.), whose system is linked to other telecommunications providers throughout the United States and around the globe.

     The third network, a worldwide banking network, facilitates the transfer of money that makes the transfer of goods and services possible. It is this system, ultimately, that allows Deere to do business with Kawasaki or any other of its scores of suppliers around the world. A number of the fund's bank holdings, including BANK OF NEW YORK (U.S.), derive a significant portion of their revenues by processing and transferring funds among financial institutions around the world.

[photos:  Marc Kaschke]

[Photo Caption]
Orville and Marc Kaschke (pictured below) note that Kawasaki, a Japanese company in the fund's portfolio, supplies engines that power several Deere lawn tractor models.
[End Photo Caption]

A STOP BY THE STORE

     After going over the accounts receivable and answering questions from a couple of farmers who stopped by and wanted to know more about Deere's product line, Marc drives to the local WAL-MART (U.S.) to pick up a number of sundry items, including Lysol (RECKITT & COLMAN, U.K.) and Brawny paper towels (JAMES RIVER CORP. OF VIRGINIA, U.S.). He pays for them with his Visa card from CHASE MANHATTAN (U.S.). Then he stops by his parents' house for lunch and, on this cold and windy day, has a cup of hot cocoa (NESTLE, Switzerland) with Mary, his mom (pictured above).

     That afternoon, Marc makes the 21/2-hour drive along Interstate 80 to his music store in Lincoln to help with sales and to inventory compact discs from such labels as Capitol Records and Virgin Records America (EMI GROUP, U.K.) and Atlantic Records, Sire and Elektra ( , U.S.). Later that evening, he finds time to thumb through Fortune magazine and watch CNN (also Time Warner).

     Some of the companies mentioned are relatively large holdings in the fund while others are relatively small. In some cases, the fund may be adding to its investment while in others it may be paring back. Along with the fund's other investments, which you'll find described beginning on page 12, Capital World Growth and Income Fund's portfolio illustrates the dynamic, exciting nature of global business today. A day spent with Marc Kaschke - or any other Capital World Growth and Income shareholder - also illustrates that stocks are not just pieces of paper but represent ownership in real companies that create real products and services.

     Marc's investment in the fund is currently earmarked for his retirement. Give or take a decade, that could be 40 years from now. Much, no doubt, will happen between now and the year 2037, but it appears increasingly clear that when it comes to business and commerce, the winds that sweep North Platte also circle the world. Capital World Growth and Income Fund will continue to take advantage of opportunities presented by the global winds of change.

[Photos:  Marc Kaschke]
[Photo:  globe]

[Photo Caption]
The winds that sweep North Platte also circle the world.
[End Photo Caption]


CAPITAL WORLD GROWTH & INCOME FUND
Investment Portfolio, November 30, 1996

Largest Industry Holdings

Equity-Type Securities                                                                 89.02%

Banking                                                                                14.36%
Telecommunications                                                                      9.38%
Health & Personal Care                                                                  4.45%
Energy Sources                                                                          3.96%
Utilities: Electric & Gas                                                               3.74%
Other Industries                                                                       53.13%

Bonds and Notes                                                                         1.87%
Cash & Equivalents                                                                      9.11%



Largest Individual                                                                 Percent of
Equity Holdings                                                                    Net Assets

ING Groep NV                                  (Netherlands)                             2.53%
Telecom Corp. of New Zealand                  (New Zealand)                               1.82
Australia and New Zealand
   Banking Group                                (Australia)                               1.61
Portugal Telecom                                 (Portugal)                               1.41
Astra                                              (Sweden)                               1.20
First Union                                           (USA)                               1.12
Koninklijke PTT Nederland                     (Netherlands)                               1.10
Royal Bank of Canada                               (Canada)                               1.08
Bank of New York                                      (USA)                               1.07
Cadbury Schweppes                          (United Kingdom)                               1.01




CAPITAL WORLD GROWTH AND INCOME FUND
INVESTMENT PORTFOLIO, NOVEMBER 30, 1996

-------------------------------------------                            ----------      ----------     ----------
Equity-Type Securities                                                  Shares or          Market        Percent
(common and preferred stocks and convertible                            Principal           Value         of Net
 debentures)                                                               Amount      (Millions)         Assets
-------------------------------------------                            ----------      ----------     ----------
BANKING- 14.36%
Australia and New Zealand Banking Group Ltd. (Australia)                  12571382        $82.551            1.61
First Union Corp. (USA)                                                     752500         57.472            1.12
Royal Bank of Canada (Canada)                                           1,509,200          55.762            1.08
Bank of New York Co., Inc. (USA)                                           1540000         55.248            1.07
ABN AMRO Holding NV (Netherlands)                                           711279         46.042             .90
Barclays PLC (United Kingdom)                                              2450000         42.152             .82
Chase Manhattan Corp. (USA)                                                 300000         28.350             .55
Cie. de Suez (France)                                                       635000         27.178             .53
First Chicago NBD Corp. (USA)                                               452500         26.584             .52
Westpac Banking Corp. (Australia)                                          4025164         24.073             .47
Grupo Financiero Banamex Accival, SA de CV, Class B                                                           .00
 (Mexico) /1/                                                              2993000          5.906
Grupo Financiero Banamex Accival, SA de CV, Class L /1/                     509000           .924
Banco Nacional de Mexico, S.A. 11.00% convertible                                                             .00
 debentures 2003                                                      $15,000,000          15.375             .43
HSBC Holdings PLC (United Kingdom)                                         1050000         21.865             .43
Banc One Corp. (USA)                                                        440000         20.955             .41
Bank of Scotland (United Kingdom)                                          4200000         20.686             .40
Istituto Mobiliare Italiano SpA (American Depositary                                                          .00
 Receipts) (Italy)                                                          600000         15.600
Istituto Mobiliare Italiano SpA                                             500000          4.219             .39
Credit Commercial de France (France)                                        379931         18.407             .36
Safra Republic Holdings SA (Luxembourg)                                     133000         18.288             .36
Advance Bank Australia Ltd. (Australia)                                    2959755         16.690             .32
Banco de Santander, SA (Spain)                                              211800         11.473
Banco de Santander, SA (American Depositary Receipts)                        88200          4.807             .31
National Bank of Canada (Canada)                                           1500000         16.009             .31
National Australia Bank Ltd. (Australia)                                1,269,071          15.799             .31
Bank of Philippine Islands (Philippines)                                   2364000         14.841             .29
Wilmington Trust Corp. (USA)                                                300000         12.225             .24
Allied Irish Banks, PLC (Ireland)                                          1730000         11.385             .22
Cie. Financiere de Paribas, Class A (France)                              150,000          10.309             .20
Bangkok Bank PCL., 3.25% convertible                                                                          .00
 debentures 2004 (Thailand)                                            $9,000,000           9.288             .18
Svenska Handelsbanken Group, Class A (Sweden)                               325000          8.913             .17
Svenska Handelsbanken Group, Class B                                         21900           .578
J.P. Morgan & Co. Inc. (USA)                                                 80000          7.550             .16
MBL International Finance, 3.00% convertible debentures                                                       .00
 2002 (Bermuda)                                                        $3,800,000           4.211             .08
CS Holding Group (Switzerland)                                             32,500           3.461             .07
Banca Popolare di Bergamo-Credito Varesino S.C.r.l.,                                                          .00
 7.40% convertible debentures 2000 (Italy) /2/                        Lr2,277,775           1.621
Banca Popolare di Bergamo-Credito Varesino S.C.r.l.,                                                          .05
 7.50% convertible debentures 1999                                    Lr1,000,000            .856
Banca Popolare di Bergamo-Credito Varesino S.C.r.l.,                                                          .00
 warrants, expire 2000 /1/                                                  455555           .147             .00
                                                                                                              .00
TELECOMMUNICATIONS- 9.38%
Telecom Corp. of New Zealand Ltd. (New Zealand)                            8380000         44.156
Telecom Corp. of New Zealand Ltd. (American Depositary                                                        .00
 Receipts)                                                                  331000         27.845
Telecom Corp. of New Zealand Ltd. /3/                                      4048000         21.330            1.82
Portugal Telecom, SA (Portugal)                                            2737600         72.627            1.41
Koninklijke PTT Nederland NV (Netherlands)                                 1512800         56.634            1.10
Hong Kong Telecommunications Ltd. (Hong Kong)                             27689285         47.990             .93
STET-Societa Finanziaria Telefonica p.a., nonconvertible                                                      .00
 savings shares (Italy)                                                    7275000         22.380
STET-Societa Finanziaria Telefonica p.a.                                   3890000         16.563             .76
Tele Danmark AS, Class B (American Depositary Receipts)                                                       .00
 (Denmark)                                                                  924100         23.102
Tele Danmark AS, Class B                                                     82500          4.115             .53
Telecom Italia SpA (Italy)                                                13610400         25.027
Telecom Italia SpA, savings shares                                          357800           .837             .51
Telecomunicacoes Brasileiras SA, preferred nominative                                                         .00
 (American Depositary Receipts) (Brazil)                                    249000         18.862             .37
Telefonos de Mexico, SA de CV, Class L (American                                                              .00
 Depositary Receipts) (Mexico)                                              582300         17.687             .34
U S WEST Communications Group (USA)                                         500000         15.625             .30
British Telecommunications PLC (United Kingdom)                            2000000         12.658             .25
International CableTel Inc., 7.25% convertible                                                                .00
 debentures 2005 (USA) /3/                                            $11,000,000          11.907             .23
MFS Communications Co., Inc., 8.00% DECS convertible                                                          .00
 preferred shares (USA)                                                     130000         10.676             .21
Telefonica de Espana, SA (Spain)                                            450000          9.861             .19
SmarTone Telecommunications Holdings Ltd. (Incorporated
 in Bermuda) /3/                                                           4000000          8.123             .16
Telecom Italia Mobile SpA, ordinary shares (Italy)                         2224200          5.207             .10
Bell Atlantic Corp. (USA)                                                    75000          4.716             .09
AirTouch Communications (USA) /1/                                           117820          3.019             .06
ALLTEL Corp. (USA)                                                           36100          1.151             .02
                                                                                                              .00
MULTI-INDUSTRY- 7.16%
Imasco Ltd. (Canada)                                                    2,036,200          50.558             .98
Hutchison Whampoa Ltd. (Hong Kong)                                      5,990,000          46.291             .90
Incentive AB, Class B (Sweden)                                            580,000          38.471             .75
B. A. T. Industries PLC (United Kingdom)                                   4766000         38.015             .74
Brierley Investments Ltd. (New Zealand)                                26,098,186          23.384
Brierley Investments Ltd., $0.85 convertible preferred                                                        .00
 shares                                                                    4025000          3.492             .52
Orkla AS, Class B (Norway)                                                351,000          21.389
Orkla AS, Class A                                                          71,000           4.730             .51
U.S. Industries, Inc. (USA) /1/                                             623157         18.383             .36
Williams Holdings PLC (United Kingdom)                                     3000000         17.197             .33
Ayala Corp., 3.00% convertible debentures 2000                                                                .00
 (Philippines)                                                        $10,000,000          13.400             .26
Industriforvaltnings AB Kinnevik, Class B (Sweden)                        468,750          13.135             .26
Lend Lease Corp. Ltd. (Australia)                                           703632         13.054             .25
Jardine Strategic Holdings Ltd. (Hong Kong--Incorporated                                                      .00
 in Bermuda)                                                               3375000         11.745
Jardine Strategic Holdings Ltd., 7.50% convertible                                                            .00
 debentures 2049                                                         $181,000            .200             .00
Jardine Strategic Holdings Ltd., warrants, expire 1998 /1/                375,000            .139             .24
Canadian Pacific Ltd. (Canada)                                              400000         11.000             .21
Groupe Bruxelles Lambert SA (Belgium)                                      63,000           7.991             .16
Tenneco Inc. (USA)                                                        150,000           7.650             .15
Textron Inc. (USA)                                                           75000          7.153             .14
Harsco Corp. (USA)                                                        100,000           6.975             .14
Cie. Nationale a Portefeuille (Belgium)                                     100000          6.121
Cie. Nationale a Portefeuille, warrants,                                                                      .00
 expire 1999 /1/                                                            150000           .265             .12
LTV Corp. (USA)                                                           500,000           5.375             .10
Preussag AG (Germany)                                                       8,000           1.878
Preussag AG, warrants, expire 2001 /1/                                      3,100            .090             .04
                                                                                                              .00
HEALTH & PERSONAL CARE- 4.45%                                                                                 .00
AB Astra, Class A (Sweden)                                                  800000         38.396
AB Astra, Class B                                                           500000         23.513            1.20
Glaxo Wellcome PLC (United Kingdom)                                        2000000         33.109             .64
Merck & Co., Inc. (USA)                                                     385000         31.955             .62
Eli Lilly and Co. (USA)                                                     400000         30.600             .60
American Home Products Corp. (USA)                                        442,000          28.399             .55
Bristol-Myers Squibb Co. (USA)                                              175000         19.906             .39
Warner-Lambert Co. (USA)                                                    150000         10.725             .21
Sandoz Ltd., 2.00% convertible debentures 2002                                                                .00
 (Switzerland) /1/                                                     $7,500,000           8.524             .17
Abbott Laboratories (USA)                                                    50000          2.788             .05
Baxter International Inc. (USA)                                              30000          1.275             .02
Allegiance Corp. (USA)                                                        6000           .136            .00
                                                                                                              .00
ENERGY SOURCES- 3.96%                                                                                         .00
Repsol SA (American Depositary Receipts) (Spain)                        1,275,000          46.697
Repsol SA                                                                 100,000           3.700             .98
"Shell" Transport and Trading Co., PLC (New York                                                              .00
 Registered Shares) (United Kingdom)                                      175,000          17.456
Royal Dutch Petroleum Co. (Netherlands)                                      35000          5.898
Royal Dutch Petroleum Co. (New York Registered Shares)                     20,000           3.398             .52
TOTAL, Class B (France)                                                   324,487          25.955             .51
Phillips Petroleum Co. (USA)                                              475,000          21.434             .42
Unocal Corp. (USA)                                                          520000         21.190             .41
MESA Inc., 8.00% convertible preferred, Series A (USA) /4/              1,611,327           9.668
MESA Inc. /1/                                                           1,600,000           8.200             .35
YPF SA, Class D (American Depositary Receipts)                                                                .00
 (Argentina)                                                              450,000          10.463             .20
Esso SA Francaise (France)                                                   78567          8.410             .16
Engen Ltd. (South Africa)                                                  1176000          6.199             .12
Occidental Petroleum Corp. (USA)                                            250000          6.000             .12
ENI SpA (American Depositary Shares) (Italy)                                100000          5.250             .10
Burmah Castrol PLC (United Kingdom)                                         206343          3.642             .07
                                                                                                              .00
UTILITIES: ELECTRIC & GAS- 3.74%
National Power PLC (United Kingom)                                         6160000         47.840             .93
Columbia Gas System, Inc. (USA)                                             535700         34.619             .67
Southern Electric PLC (United Kingdom)                                  2,050,100          24.175             .47
Scottish Power PLC (United Kingdom)                                        3066250         17.422             .34
Sonat Inc. (USA)                                                            313000         16.198             .32
Hongkong Electric Holdings Ltd. (Hong Kong)                                4073500         13.066             .25
Enersis SA (American Depositary Receipts) (Chile)                           378100         10.681             .21
British Gas PLC (American Depositary Receipts)                                                                .00
 (United Kingdom)                                                           150000          5.569
British Gas PLC                                                             900000          3.306             .17
Australian Gas Light Co. (Australia)                                       1133367          6.317             .12
GPU Inc. (Formerly General Public Utilities Corp.) (USA)                    150000          5.044             .10
Hong Kong and China Gas Co. Ltd. (Hong Kong)                               2371144          4.708             .09
National Grid Group PLC (United Kingdom)                                   1080000          3.549             .07
                                                                                                              .00
FOOD & HOUSEHOLD PRODUCTS- 3.67%                                                                              .00
Cadbury Schweppes PLC (United Kingdom)                                     6036120         51.900            1.01
Reckitt & Colman PLC (United Kingdom)                                      3371312         39.727             .77
Unilever PLC (United Kingdom)                                               650000         15.319
Unilever NV (Netherlands)                                                    30000          5.188             .40
Dalgety PLC (United Kingdom)                                               3350000         18.724             .36
Cultor Ltd. (Finland)                                                       390000         18.601             .36
Groupe Danone (France)                                                       76480         11.263             .22
Colgate-Palmolive Co. (USA)                                                 100000          9.262             .18
Nestle SA (Switzerland)                                                       8452          9.178             .18
McCormick & Co. (USA)                                                       205000          5.048             .10
Uni-Charm Corp. (Japan)                                                     189000          4.566             .09
                                                                                                              .00
BUSINESS & PUBLIC SERVICES- 3.63%                                                                             .00
United Utilities PLC (United Kingdom)                                      3886428         38.545             .75
PacifiCare Health Systems, Inc., Class A (USA) /1/                          200000         15.800
PacifiCare Health Systems, Inc., Class B /1/                                125000         10.375             .51
Brambles Industries Ltd. (Australia)                                       1296000         22.673             .44
Electronic Data Systems Corp. (Formerly General Motors, Class E)
 (USA)                                                                      300000         14.513             .28
Autopistas del Mare Nostrum, SA Concesionaria del Estado                                                      .00
 (Spain)                                                                  850,000          13.084             .25
American Water Works Co., Inc. (USA)                                      600,000          11.850             .23
Quintiles Transnational Corp., 4.25% convertible                                                              .00
 debentures 2000 (USA) /3/                                            $10,000,000           9.925             .19
Alco Standard Corp. (USA)                                                   160000          8.280             .16
Hyder PLC (United Kingdom)                                                  625000          7.785             .15
Hutchison Delta Finance Ltd., 7.00% convertible                                                               .00
 debentures 2002 (Hong Kong--Incorporated in Cayman                                                           .00
 Islands) /3/                                                          $6,000,000           6.696             .13
Vanstar Financing Trust, 6.75% convertible preferred (USA) /3/              108000          6.102             .12
Omnicom Group Inc. (USA)                                                    100000          5.100             .10
Thorn PLC (United Kingdom)                                                 1009470          4.700             .09
WMX Technologies, Inc. (USA)                                                125000          4.500             .09
Thames Water PLC (United Kingdom)                                           441994          4.291             .08
Cie. Generale des Eaux (France)                                              25490          3.144             .06
                                                                                                              .00
INSURANCE- 3.50%                                                                                              .00
ING Groep NV (Netherlands)                                                 3324635        116.370
ING Groep NV, warrants,                                                                                       .00
 expire 2001 /1/                                                           2000000         13.688            2.53
National Mutual Asia Ltd. (Hong Kong)                                     22008000         20.068             .39
GIO Australia Holdings Ltd. (Australia)                                    5851530         15.998             .31
Allstate Corp. (USA)                                                        150000          9.038             .18
Prudential Corp. PLC (United Kingdom)                                       406576          3.332             .06
Yasuda Fire and Marine Insurance Co., Ltd. (Japan)                          250000          1.583             .03
                                                                                                              .00
                                                                                                              .00
METALS: NONFERROUS- 2.76%                                                                                     .00
Aluminum Co. of America (USA)                                               595000         37.857             .74
Inco Ltd. (Canada)                                                          785000         27.377             .53
Pechiney, Class A (France)                                                  675400         27.174             .53
Teck Corp., 3.75% convertible debentures 2006 (Canada)                $14,950,000          17.585             .34
Freeport-McMoRan Copper & Gold Inc., Class A (USA)                        500,000          14.937             .29
Noranda Inc. (Canada)                                                     525,000          12.413             .24
Phelps Dodge Corp. (USA)                                                     40200          2.919             .06
Indian Aluminium Co. Ltd. (Global Depositary Receipts)                                                        .00
 (India)                                                                    411800          1.441             .03

                                                                                                              .00
BEVERAGES & TOBACCO- 2.76%                                                                                    .00
Philip Morris Companies Inc. (USA)                                          500000         51.563            1.01
RJR Nabisco Holdings Corp. (USA)                                           1000000         32.000             .62
Seagram Co. Ltd. (Canada)                                                   670000         27.386             .53
Lion Nathan Ltd. (New Zealand)                                             5000000         12.835             .25
Coca-Cola Amatil Ltd. (Australia)                                           993708         11.223             .22
UST Inc. (USA)                                                              200000          6.525             .13
                                                                                                              .00
FOREST PRODUCTS & PAPER- 2.75%
James River Corp. of Virginia, $1.55 DECS convertible                                                         .00
 preferred shares (USA)                                                     450000         13.613
James River Corp. of Virginia                                               350000         11.200             .48
Champion International Corp. (USA)                                          530000         22.790             .44
Sonoco Products Co. (USA)                                                   735000         20.029             .39
Jefferson Smurfit Corp. (USA) /1/                                          1332300         17.986             .35
Union Camp Corp. (USA)                                                      300000         14.738             .29
Bowater Inc. (USA)                                                          320000         12.040             .23
UPM-Kymmene Corp. (Finland) /1/                                             324100          6.492
Kymmene Corp., 8.25% convertible debentures 2043                     FM18,000,000           4.429             .22
N.V. Koninklijke KNP BT (Netherlands)                                       400000          9.110             .18
MAYR-MELNHOF Karton AG (Austria) /1/                                        145000          6.967             .13
Carter Holt Harvey Ltd. (New Zealand)                                       616770          1.421             .03
Fletcher Challenge Paper (New Zealand)                                      254050           .455             .01
                                                                                                              .00
AUTOMOBILES- 2.68%                                                                                            .00
Daimler-Benz AG, 4.125% convertible debentures,                                                               .00
consisting of bonds with undetachable warrants, 2003 /3/             DM60,000,000          45.171             .88
Ford Motor Co., Class A (USA)                                             750,000          24.562             .48
Regie Nationale des Usines Renault, SA (France)                           949,079          22.537             .44
Bayerische Motoren Werke AG (Germany)                                        22000         14.266
Bayerische Motoren Werke AG, preferred shares                              10,254           4.695             .37
Chrysler Corp. (USA)                                                      400,000          14.200             .28
Toyota Motor Corp. (Japan)                                                  435000         11.884             .23
                                                                                                              .00
CHEMICALS- 2.66%                                                                                              .00
Praxair, Inc. (USA)                                                         992500         48.260             .94
Airgas, Inc. (USA) /1/                                                     1686100         43.417             .85
Sherwin-Williams Co.(USA)                                                   436000         24.743             .48
L'Air Liquide (France)                                                       50599          8.071             .16
AGA AB, Class B (Sweden)                                                    300000          4.583             .09
DSM NV (Netherlands)                                                         30000          2.903             .06
BASF AG (Germany)                                                            62500          2.313             .05
Akzo Nobel NV (Netherlands)                                                  10200          1.353             .03

MERCHANDISING- 2.30%                                                                                          .00
Tesco PLC (United Kingdom)                                              7,322,963          41.915             .82
Wal-Mart Stores, Inc. (USA)                                                1096000         27.948             .54
Amway Japan Ltd. (Japan)                                                  179,000           6.651
AJL PEPS Trust, $1.44 convertible preferred shares                        465,000           8.370             .29
J.C. Penney Co., Inc. (USA)                                                 160000          8.600             .17
Duty Free International, Inc. (USA)                                       470,000           7.403             .14
Staples, Inc., 4.50% convertible debentures 2000 (USA) /3/             $6,000,000           6.510             .13
Giant Food Inc., Class A (USA)                                            150,000           5.063             .10
Woolworths Ltd. (Australia)                                                1218696          3.034             .06
WHSmith Group PLC (United Kingdom)                                          350000          2.489             .05
                                                                                                              .00
MACHINERY & ENGINEERING- 1.92%                                                                                .00
Mannesmann AG (Germany)                                                     120075         50.100             .97
Caterpillar Inc. (USA)                                                      245000         19.386             .38
Kawasaki Heavy Industries, Ltd. (Japan)                                    2100000          9.629             .19
Triplex Lloyd PLC (United Kingdom)                                         2465963          8.622             .17
Daewoo Heavy Industries Ltd. (South Korea)                                  900000          6.200             .12
Zardoya Otis, SA (Spain)                                                     23731          2.527             .05
Bombardier Inc., Class B (Canada)                                           121100          2.154             .04
Scania AB, Class B, warrants, expire 1999 (Sweden) /1/                      160000           .141             .00
                                                                                                              .00
GOLD MINES- 1.49%                                                                                             .00
Normandy Mining Ltd. (Australia)                                          15228436         20.446
Normandy Mining Ltd., options, expire 2001 /1/                             4875799          1.746             .43
Barrick Gold Corp. (Canada)                                                 650000         19.500             .38
Driefontein Consolidated Ltd. (South Africa)                               1200000         13.666             .27
Kloof Gold Mining Co. Ltd. (South Africa)                                  1500000         12.299             .24
Newcrest Mining Ltd. (Australia)                                           2393325          8.764             .17
                                                                                                              .00
INDUSTRIAL COMPONENTS- 1.32%                                                                                  .00
Federal-Mogul Corp. (USA)                                                 800,000          17.800             .35
Morgan Crucible Co. PLC (United Kingdom)                                   2119487         16.282             .32
Lear Corp. (USA) /1/                                                        352300         12.639             .25
Goodyear Tire & Rubber Co. (USA)                                            256900         12.460             .24
BICC PLC (United Kingdom)                                                   750000          3.549             .07
Cie. Generale des Etablissements Michelin, Class B                                                            .00
 (France)                                                                    50000          2.565
Cie. Generale des Etablissements Michelin, $2.50                                                              .00
 convertible preferred shares                                                 3333           .191             .05
AB SKF, Class B (Sweden)                                                  100,000           2.124             .04
                                                                                                              .00
FINANCIAL SERVICES- 1.29%                                                                                     .00
Federal Home Loan Mortgage Corp.(USA)                                       175000         19.994             .39
Household International, Inc. (USA)                                         175000         16.581             .32
Associates First Capital Corp., Class A (USA)                               310000         14.996             .29
Federal National Mortgage Assn. (USA)                                       200000          8.250             .16
United Companies Financial Corp., 6.75% PRIDES                                                                .00
 convertible preferred shares (USA)                                          75000          4.031             .08
Beneficial Corp. (USA)                                                       40000          2.485             .05
                                                                                                              .00
BROADCASTING & PUBLISHING- 1.26%                                                                              .00
Time Warner Inc. (USA)                                                    450,000          18.337             .36
CANAL (France)                                                               60949         13.983             .27
Viacom Inc., Class B (USA) /1/                                              275000         10.381             .20
CanWest Global Communications Corp. (Canada)                                741300          7.610             .15
Tele-Communications, Inc., Series A, Liberty Media Group                                                      .00
 (USA) /1/                                                                  265000          6.625             .13
News Corp., preferred (Australia)                                          1339935          5.888             .11
TeleWest Communications PLC (American Depositary                                                              .00
 Receipts) (United Kingdom) /1/                                              71000          1.420             .03
Elsevier NV (Netherlands)                                                    37500           .639             .01
                                                                                                              .00
ENERGY EQUIPMENT- 1.11%                                                                                       .00
Schlumberger Ltd. (Netherlands Antilles)                                    405000         42.120             .82
Halliburton Co. (USA)                                                       250000         15.063             .29
                                                                                                              .00
MISCELLANEOUS MATERIALS & COMMODITIES- 1.10%                                                                  .00
English China Clays PLC (United Kingdom)                                   6891000         20.735             .40
Cie. de Saint-Gobain (France)                                               109195         15.704             .31
Crown Cork & Seal Co., Inc. (USA)                                           275000         14.575             .28
TRINOVA Corp. (USA)                                                         150000          5.475             .11
                                                                                                              .00
ELECTRICAL & ELECTRONIC- 1.03%                                                                                .00
Siemens AG, 1.00% convertible debentures 2001 (Germany)              DM25,000,000          14.187
Siemens AG                                                                  150000          7.229             .42
Alcatel Alsthom (France)                                                    127043         11.551             .22
Northern Telecom Ltd. (Canada)                                              100000          6.575             .13
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                           147400          4.548             .09
ABB AG, Class A (Switzerland)                                                 3500          4.381             .09
Lucent Technologies Inc. (USA)                                               85000          4.356             .08

TRANSPORTATION: RAIL & ROAD- 0.86%                                                                            .00
TNT Ltd., convertible preferred shares (Australia)                      9,043,900          17.956
TNT Ltd. /1/                                                              524,862           1.034             .37
Railtrack Group PLC (United Kingdom)                                    2,500,000          15.381             .30
Canadian National Railway System (Canada)                                 236,200           9.714             .19
                                                                                                              .00
                                                                                                              .00
REAL ESTATE- 0.62%                                                                                            .00
Sun Hung Kai Properties Ltd. (Hong Kong)                                   1400000         17.383             .34
SM Prime Holdings, Inc. (Philippines)                                     45770000         10.971             .21
Westfield Trust (Australia)                                                1672997          3.376             .07
                                                                                                              .00
LEISURE & TOURISM- 0.51%                                                                                      .00
Village Roadshow Ltd., Class A preferred shares
 (Australia) /3/                                                           2500000          7.222             .00
Village Roadshow Ltd., Class A preferred shares                            2018592          5.831             .25
ITT Corp. (USA) /1/                                                         246400         11.365             .22
Euro Disney SCA, 6.75% convertible debentures 2001                                                            .00
 (France)                                                            FF10,000,000           2.043             .04

RECREATION & OTHER CONSUMER PRODUCTS- 0.33%                                                                   .00
EMI Group PLC (United Kingdom)                                            291,704           6.730             .13
Fuji Photo Film Co., Ltd. (Japan)                                           200000          6.272             .12
Hasbro, Inc. (USA)                                                          103200          4.244             .08
                                                                                                              .00
METALS: STEEL- 0.32%                                                                                          .00
Usinor Sacilor (France)                                                     850000         12.721             .25
N.T.S. Steel Group PCL., 4.00% Eurobond,
 2008 (Thailand)                                                       $6,670,000           1.934             .04
Nippon Denro Ispat Ltd., 3.00% convertible debentures                                                         .00
 2001 (India)                                                          $2,800,000           1.470             .03

TRANSPORTATION: SHIPPING- 0.29%                                                                               .00
Teekay Shipping Corp. (Bahamas)                                             416700         12.501             .24
Shun Tak Holdings Ltd. (Hong Kong)                                         3708471          2.590             .05
                                                                                                              .00
CONSTRUCTION & HOUSING- 0.28%                                                                                 .00
Philipp Holzmann AG (Germany) /1/                                            60000         14.634             .28
                                                                                                              .00
TRANSPORTATION: AIRLINES- 0.27%                                                                               .00
Air New Zealand Ltd., Class B (New Zealand)                             5,320,000          13.997             .27

WHOLESALE & INTERNATIONAL TRADE- 0.27%                                                                        .00
Mitsubishi Corp. (Japan)                                                   1180000         13.682             .27

                                                                                                              .00
ELECTRONIC COMPONENTS- 0.26%                                                                                  .00
Quantum Corp., 5.00% convertible debentures 2003 (USA) /3/            $10,000,000          13.350             .26

APPLIANCES & HOUSEHOLD DURABLES- 0.25%                                                                        .00
AB Electrolux, Class B (Sweden)                                             100000          5.865             .11
Sony Corp. (Japan)                                                           75000          4.803             .09
SANYO Electric Co., Ltd. (Japan)                                            534000          2.500             .05

                                                                                                              .00
TEXTILES & APPAREL- 0.13%                                                                                     .00
Courtaulds Textiles PLC (United Kingdom)                                   1641500          6.898             .13

ELECTRONIC INSTRUMENTS- 0.08%                                                                                 .00
ThermoQuest Corp., 5.00% convertible debentures 2000                                                          .00
 (USA) /3/                                                             $3,750,000           3.900             .08

BUILDING MATERIALS & COMPONENTS- 0.01%                                                                        .00
Fletcher Challenge Building (New Zealand)                                 127,025            .357             .01
                                                                                                              .00
MISCELLANEOUS- 4.26%                                                                                          .00
Other equity-type securities in initial                                                                       .00
 period of acquisition                                                                    218.942            4.26
                                                                                         --------       --------
TOTAL EQUITY-TYPE SECURITIES (cost:
 $3,492.440 million)                                                                     4,575.196          89.02
                                                                                         --------       --------
------------------------------------------                          -------------
                                                                        Principal
                                                                           Amount
Bonds and Notes                                                        (Millions)
------------------------------------------                          -------------
INDUSTRIALS- 0.61%
Container Corp. of America 11.25% May 2004                                 $6,000            6.480
Container Corp. of America 9.75% April 2003                                 1.000            1.043            .14
Mesa Operating Co. 10.625% July 2006                                        4.000            4.320
Mesa Operating Co. 11.625% July 2006                                        3.500            2.362            .13
Telecom Argentina STET-France Telecom SA 12.00%
 November 2002                                                              5.500            6.064            .12
Fort Howard Corp. 8.25% February 2002                                       4.500            4.511            .09
Multicanal Participacoes SA 12.625% June 2004 /3/                           2.250            2.424            .05
AB SKF 7.625% July 2003                                                     2.000            2.115            .04
Bufete Industrial, SA Eurobond 11.375% July 1999                            1.805            1.893            .04

ARGENTINEAN GOVERNMENT- 0.64%
Argentina Eurobond 6.625% March 2005 /2/                                   29.645           25.606            .50
Argentina (Republic of) 11.00% October 2006                                 7.000            7.324            .14

SOUTH AFRICAN GOVERNMENT- 0.42%
South Africa 13.00% August 2010                                        ZAR120.000           21.605            .42

CANADIAN GOVERNMENT- 0.20%
Canada 6.25% February 1998                                               C$13.200           10.112            .20

                                                                                         --------       --------
TOTAL BONDS AND NOTES (cost: $90.961 million)                                               95.859           1.87
                                                                                         --------       --------
------------------------------------------                          -------------   -------------  -------------

Short-Term Securities
------------------------------------------                          -------------   -------------  -------------
CORPORATE SHORT-TERM NOTES- 7.12%
Siemens Capital Corp. 5.26%-5.30% due 1/14-2/7/97                          54.000           53.555           1.04
Daimler-Benz North America Corp. 5.24%-5.32%                                                                  .00
 due 12/3/96-2/6/97                                                        52.400           52.223           1.02
Sandoz Corp. 5.27%-5.30% due 12/16/96-1/31/97                              42.050           41.785            .81
Svenska Handelsbanken Group 5.29%-5.31% due 1/9-1/27/97                    37.000           36.716            .71
ABN AMRO North America Finance Inc. 5.29%-5.43%
 due 12/3/96-1/21/97                                                       31.900           31.791            .62
Toyota Motor Credit Corp. 5.27%-5.35% due 12/16/96-1/16/97                 29.950           29.828            .58
Barclays U.S. Funding Corp. 5.29% due 1/16-2/13/97                         28.800           28.494            .55
Canada Bills 5.23%-5.40% due 12/3-12/9/96                                  26.100           26.074            .51
Gaz de France 5.30% due 1/15/97                                            25.000           24.830            .48
H.J. Heinz Co. 5.25%-5.27% due 12/4/96-1/2/97                              19.600           19.516            .38
Dresdner U.S. Finance Inc. 5.25%-5.30% due 12/5/96-1/6/97                  11.000           10.954            .21
Caisse D'Amortissement de La Dette Sociale 5.25%                                                              .00
 due 12/9/96                                                               10.600           10.586            .21

FEDERAL AGENCY DISCOUNT NOTES- 1.40%
Federal Home Loan Mortgage Corp. 5.195%-5.215% due
 12/11-12/20/96                                                            41.000          40.910             .80
Federal Home Loan Bank 5.30% due 12/26/96                                  30.800          30.682             .60

                                                                                         --------       --------
TOTAL SHORT-TERM SECURITIES (cost: $437.952
 million)                                                                                 437.944            8.52
                                                                                         --------         ------
TOTAL INVESTMENT SECURITIES (cost: $4,021.353
 million)                                                                               5,108.999           99.41
Excess of cash and receivables over payables                                               30.486             .59
                                                                                         --------         ------
NET ASSETS                                                                             $5,139.485          100.00
========================================================                             ============     ==========

/1/ Non-income-producing securities.
/2/ Coupon rates may change periodically.
/3/ Purchased in a private placement
 transaction; resale to the public may
 require registration or sale only
 to qualified institutional buyers.
/4/ The issuer has the option of
 paying additional securities in lieu of cash.



See Notes to Financial Statements

Equity-Type Securities Added                                Equity-Type Securities Eliminated
to the Portfolio Since May 31, 1996                         from the Portfolio Since May 31, 1996

Banco Nacional de Mexico                                               Advanced Micro Devices
Bank of Scotland                                                              American Brands
Bank of the Philippine Islands                                                    Atlas Copco
British Telecommunications                                  Autopistas, Concesionaria Espanola
Chrysler                                                                Banco Popular Espanol
Crown Cork & Seal                                                               Bausch & Lomb
Daewoo Heavy Industries                                                  Boatmen's Bancshares
Daimler-Benz                                                                  British Airways
Federal Home Loan Mortgage                                                China Light & Power
Freeport-McMoRan Copper & Gold                                                           CSX
Halliburton                                                        Fletcher Challenge Energy
HSBC Holdings                                                                         Hanson
ITT                                                                                     Havas
Koninklijke KNP BT                                                           Hazlewood Foods
Lear                                                                               Home Depot
MESA                                                                           Industrivarden
Newcrest Mining                                                       Inland Steel Industries
N.T.S. Steel Group                                                                  Investor
Philipp Holzmann                                                              Land Securities
SmarTone Telecommunications Holdings                                           National City
SM Prime Holdings                                                   National Westminster Bank
Sonat                                                                             NationsBank
Time Warner                                                                        Nordbanken
Vanstar Financing Trust                                                North American Vaccine
Williams Holdings                                                             Pacific Telesis
                                                                                     Porsche
                                                                               Southern Water
                                                                                 Stadshypotek
                                                                                Sumitomo Bank
                                                                          Tai Cheung Holdings
                                                                      Telefonica de Argentina
                                                                                  Toys 'R' Us
                                                               Union des Assurances Federales
                                                                                    Whirlpool

Capital World Growth and Income Fund, Inc.
Financial Statements
----------------------------------------                    ----------     ----------
Statement of Assets and Liabilities                                      (dollars in
at November 30, 1996                                                        millions)
-----------------------------------------                   ----------     ----------
Assets:
Investment securities at market
 (cost: $4,021.353)                                                        $5,108.999
Cash                                                                            3.149
Receivables for--
 Sales of investments                                          $19.650
 Sales of fund's shares                                         11.095
 Dividends and accrued interest                                 17.496         48.241
                                                            ----------     ----------
                                                                            5,160.389
Liabilities:
Payables for--
 Purchases of investments                                       12.724
 Repurchases of fund's shares                                    3.320
 Management services                                             1.823
 Accrued expenses                                                3.037         20.904
                                                            ----------     ----------
Net Assets at November 30, 1996--
 Equivalent to $23.77 per share on
 216,242,143 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 400,000,000 shares)                                       $5,139.485
                                                                           ==========




                                                                            ---------
Statement of Operations                                                   (dollars in
for the year ended November 30, 1996                                        millions)
---------------------------------------------               ----------     ----------
Investment Income:
Income:
 Dividends                                                    $136.224
 Interest                                                       40.235       $176.459
                                                             ---------
Expenses:
 Management services fee                                        19.343
 Distribution expenses                                           9.567
 Transfer agent fee                                              3.781
 Reports to shareholders                                          .439
 Registration statement and prospectus                            .386
 Postage, stationery and supplies                                 .679
 Directors' fees                                                  .118
 Auditing and legal fees                                          .056
 Custodian fee                                                   1.707
 Taxes other than federal income tax                              .119
 Other expenses                                                   .088         36.283
                                                            ----------     ----------
 Net investment income                                                        140.176
                                                                           ----------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                             207.627
Net increase in unrealized appreciation on investments                        584.880
 Net realized gain and increase in unrealized                              ----------
  appreciation on investments                                                 792.507
                                                                           ----------
Net Increase in Net Assets Resulting
 from Operations                                                             $932.683
                                                                           ==========

----------------------------------------------              ----------     ----------
                                                            Year ended
Statement of Changes in Net Assets                         November 30
(dollars in millions)                                             1996           1995
----------------------------------------------              ----------     ----------

Operations:
Net investment income                                       $  140.176     $  102.914
Net realized gain on investments                               207.627         63.160
Net increase in unrealized appreciation
 on investments                                                584.880        396.914
                                                            ----------     ----------
  Net increase in net assets
   resulting from operations                                   932.683        562.988
                                                            ----------     ----------
Dividends and Distributions Paid to Shareholders:
 Dividends from net investment income                         (138.616)      (104.776)
 Distributions from net realized gain on investment            (64.705)       (45.496)
                                                            ----------     ----------
  Total dividends and distributions                           (203.321)      (150.272)

Capital Share Transactions:
Proceeds from shares sold: 48,019,573
 and 34,635,645 shares, respectively                         1,027.076        647.812
Proceeds from shares issued in reinvestment
 of net investment income dividends and distributions
 of net realized gain on investments:
 9,172,617 and 7,787,809 shares, respectively                  190.709        141.079
Cost of shares repurchased: 19,581,034
 and 20,156,313 shares, respectively                          (418.893)      (374.730)
                                                            ----------     ----------
 Net increase in net assets
  resulting from capital share
  transactions                                                 798.892        414.161
                                                            ----------     ----------
Total Increase in Net Assets                                 1,528.254        826.877

Net Assets:
Beginning of year                                            3,611.231      2,784.354
                                                            ----------     ----------
End of year (including undistributed
 net investment income: $22.074
 and $16.988, respectively)                                 $5,139.485     $3,611.231
                                                            ==========      =========




See Notes to Financial Statements

1. Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital growth while providing current income. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

     Bonds and notes are valued at prices obtained from a bond- pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities denominated in non-U.S. currencies are generally valued on the basis of bid quotations.

     Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income, and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,707,000 includes $36,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of November 30, 1996, net unrealized appreciation on investments for federal income tax purposes aggregated $1,087,646,000, of which $1,202,899,000 related to appreciated securities and $115,253,000 related to depreciated securities. During the year ended November 30, 1996, the fund realized, on a tax basis, a net capital gain of $201,370,000 on securities transactions. Net gains related to non-U.S. currency and passive foreign investment company transactions of $6,257,000 were treated as adjustments to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $4,021,353,000 at November 30, 1996.

3. The fee of $19,343,000 for management services was paid pursuant to an agreement with CRMC, with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of average net assets; 0.50% of such assets in excess of $500 million but not exceeding $1.0 billion; 0.46% of such assets in excess of $1.0 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4.0 billion; 0.40% of such assets in excess of $4.0 billion but not exceeding $6.5 billion; and 0.395% of such assets in excess of $6.5 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended November 30, 1996, distribution expenses under the Plan were $9,567,000. As of November 30, 1996, accrued and unpaid distribution expenses were $2,443,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $3,781,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $4,496,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of November 30, 1996, aggregate amounts deferred and earnings thereon were $149,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of November 30, 1996, accumulated undistributed net realized gain on investments was $196,920,000 and additional paid-in capital was $3,825,787,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $1,809,496,000 and $1,169,222,000, respectively, during the year ended November 30, 1996.

     Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended November 30, 1996, such non-U.S. taxes were $14,765,000. Net realized currency gains on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $4,097,000 for the year ended November 30, 1996.

     To conform to its tax reporting, the fund reclassified $1,366,000 from undistributed currency gains to undistributed net realized gains and $3,526,000 from undistributed net realized gains to undistributed net investment income for the year ended November 30, 1996.


Per-Share Data and Ratios                                                                              Period
                                                           Year ended     November           30   3/26/93 /1/
                                                                  1996         1995         1994 to 11/30/93
                                                           ----------   ----------   ----------    ----------

Net Asset Value, Beginning of Period                           $20.22       $17.81       $17.00        $15.08
                                                           ----------   ----------   ----------    ----------
 Income From Investment Operations:
  Net investment income                                           .70          .61          .52           .29
  Net realized and unrealized gain on investments                3.91         2.72          .75          1.86
                                                           ----------   ----------   ----------    ----------

   Total income from investment operations                       4.61         3.33         1.27          2.15
                                                           ----------   ----------   ----------    ----------

 Less Distributions:
  Dividends from net investment income                      (.72) /2/         (.63)        (.46)         (.23)
  Distributions from net realized gains                          (.34)        (.29)          --            --
                                                           ----------   ----------   ----------    ----------
   Total distributions                                          (1.06)        (.92)        (.46)         (.23)
                                                           ----------   ----------   ----------    ----------
Net Asset Value, End of Period                                 $23.77       $20.22       $17.81        $17.00
                                                           ==========   ==========   ==========    ==========

Total Return /3/                                               23.67%       19.41%        7.51%    14.39% /4/


Ratios/Supplemental Data:
 Net assets, end of period (in millions)                       $5,139       $3,611       $2,784        $1,521
 Ratio of expenses to average net assets                         .85%         .88%          .87%     .62% /4/
 Ratio of net income to average net assets                      3.28%        3.24%         3.11%    2.01% /4/
 Average commissions paid per share /5/                     .25 cents   1.94 cents   1.24 cents    1.31 cents
 Portfolio turnover rate                                       30.18%       25.50%        18.66%    2.71% /4/


/1/Commencement of operations

/2/ Includes 1.5 cents realized non-U.S. currency gains treated as ordinary income for federal income tax purposes.

/3/ Calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

/4/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.

/5/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions) are excluded.
 Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

Report of Independent Accountants

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 1996, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Los Angeles, California
December 31, 1996


1996 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


     Dividends and Distributions Per Share

TO                         PAYMENT                   FROM NET          FROM NET            FROM NET
SHAREHOLDERS               DATE                      INVESTMENT        REALIZED            REALIZED
OF RECORD                                            INCOME            SHORT-TERM          LONG-TERM
                                                                       GAINS               GAINS

December 8, 1995           December 11, 1995         $0.14             -                   $0.270
March 22, 1996             March 25,1996             0.15              $0.032              .038
June 7, 1996               June 10, 1996             0.25              -                   -
September 26, 1996         September 27, 1996        0.18              -                   -

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended November 30, 1996 is $0.07723 on a per share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 16% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER INFORMATION WHICH WILL BE MAILED IN JANUARY 1997 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1996 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

CAPITAL WORLD GROWTH AND INCOME FUND

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE, Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California
Edison Company

PAUL G. HAAGA, JR., Los Angeles, California
President of the fund
Executive Vice President and Director,
Capital Research and Management Company

MARY MYERS KAUPPILA, Boston, Massachusetts
Founder and President, Energy Investment, Inc.

GAIL L. NEALE, Burlington, Vermont
President, The Lovejoy Consulting Group, Inc.;
former Executive Vice President of the Salzburg Seminar; former Director of Development and of the Capital Campaign, Hampshire College

ROBERT J. O'NEILL, Ph.D., Oxford, England
Professor and Fellow, All Souls College,
University of Oxford

DONALD E. PETERSEN, Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

FRANK STANTON, New York, New York
President Emeritus, CBS Inc.

THIERRY VANDEVENTER, Geneva, Switzerland
Chairman of the Board of the fund
Chairman of the Board, Capital Research Company

CHARLES WOLF, JR., PH.D., Santa Monica, California
Dean, The RAND Graduate School; Senior
Economic Adviser, The RAND Corporation

OTHER OFFICERS

STEPHEN E. BEPLER, New York, New York
Senior Vice President of the fund
Senior Vice President, Capital Research Company

LARRY P. CLEMMENSEN, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company;
President and Director, The Capital Group Companies, Inc.

MARK E. DENNING, London, England
Vice President of the fund
Senior Vice President and Director,
Capital Research Company

JANET A. MCKINLEY, New York, New York
Vice President of the fund
Senior Vice President, Capital Research Company

VINCENT P. CORTI, Los Angeles, California
Secretary of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

R. MARCIA GOULD, Brea, California
Treasurer of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

Stefanie Powers, a Director since the fund's inception in 1993, has resigned from the Board because professional commitments had begun to make it difficult for her to attend Board meetings for a period of time. The Directors wish to thank her for her many contributions to the fund.

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY

333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
(Please write to the address nearest you.)
American Funds Service Company

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA  AGD/AL/3156
Lit. No. WGI-011-0197

[The American Funds Group(r)]